 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 29, 2019

Concert Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36310	20-4839882
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

65 Hayden Avenue, Suite 3000N Lexington, MA 02421
(Address of principal executive offices, including zip code)
(781) 860-0045
(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CNCE	The NASDAQ Global Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On April 29, 2019, the Board of Directors (the “Board”) of Concert Pharmaceuticals, Inc. (the “Company”) appointed Jesper Høiland to the Board to fill a vacancy as a Class II director. The Class II directors serve until the Company’s 2019 annual meeting of stockholders or until the successors are duly elected and qualified. The Board also appointed Mr. Høiland to serve on the Compensation Committee of the Board.
The Company expects to enter into an indemnification agreement with Mr. Høiland in connection with his appointment to the Board, which is expected to be in substantially the same form as that entered into with the other directors of the Company.
There is no arrangement or understanding pursuant to which Mr. Høiland was appointed to the Board. There are no family relationships between Mr. Høiland and any director or executive officer of the Company, and Mr. Høiland has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.
Mr. Høiland will receive compensation for his Board service as a non-employee director in accordance with the Company’s previously disclosed director compensation program, including a one-time nonqualified stock option that will be granted to Mr. Høiland under the Company’s 2014 Stock Incentive Plan to purchase 25,000 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), with an exercise price equal to the closing price of the Common Stock on the NASDAQ Global Market on the grant date. The option will vest in equal quarterly installments over a three-year period measured from the date of grant, subject to Mr. Høiland’s continued service as a director, and will become exercisable in full upon a change in control of the Company.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONCERT PHARMACEUTICALS, INC.

	By:	/s/ Roger D. Tung
Date: May 2, 2019		Roger D. Tung
President and Chief Executive Officer